10.10     Redacted Sigma Design Agreement.

Professional Engineers & Designers

August 24, 2009

Mr. Meetesh Patel - President

New Energy Technologies, Inc.

3905 National Drive

Suite 110

Burtonsville MD 20866

Subject: [***]

Dear Mr. Patel;

This letter outlines our proposal for continued engineering services to develop the next prototype for the Motion Power System.

Work Continuation and Scope:

[***]

Deliverables:[***]

[***]

[***]

The above schedule will be reviewed and updated on a bi-weekly basis. We would expect and welcome visits to our location anytime during the project.

Of course we will only invoice for the actual work performed and these estimates may change as we encounter challenges not foreseen as of this moment. When this happens we will update the estimate before starting any next stages.

Additional engineering analysis and design work approved by New Energy Technologies to support this program beyond the above scope will be charged at our normal rates.

Please contact me directly if you have any questions. We look forward to working with you on this project.

Sincerely,

Date: ________________________

                                   Accepted _______________________

Gerard J. Lynch, P.E.                                                               Meetesh Patel,

President Sigma Design Company                                           New Energy Technologies